UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GLOBAL NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:

405 Park Avenue, 3rd Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 15, 2019
February 28, 2019
To the Stockholders of Global Net Lease, Inc.:
I am pleased to invite our stockholders to the 2018 Annual Meeting of Stockholders (“Annual Meeting”) of Global Net Lease, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on April 15, 2019 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 1:00 p.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on February 27, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to our stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow us to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/GNL. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Christopher J. Masterson

Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

GLOBAL NET LEASE, INC.
i

405 Park Avenue, 3rd Floor
New York, New York 10022
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2018 (our “2018 10-K”). References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, 3rd Floor, New York, New York 10022.
This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2018 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials is expected to commence on or about March 6, 2019. Additional copies of this Proxy Statement and our 2018 10-K will be furnished to you, without charge, by writing us at Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on April 15, 2019
This Proxy Statement, the Notice of Annual Meeting and our 2018 10-K are available at:
www.proxyvote.com/GNL

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2018 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/GNL. We are relying on Securities and Exchange Commission rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice will provide instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing James P. Nelson and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Monday, April 15, 2019, at 1:00 p.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Lee M. Elman and P. Sue Perrotty as Class II directors to serve until our 2022 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on February 27, 2019 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 83,840,503 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee is not authorized to vote or does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which the New York Stock Exchange (the “NYSE”) determines to be “non-routine,” without specific instructions from the beneficial owner.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors and a vote “FOR” the ratification of the appointment of PwC.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/GNL;

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by telephone, for automated voting (800) 690-9603 at any time prior to 11:59 p.m. on April 14, 2019, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors and “FOR” the ratification of the appointment of PwC. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Nelson and Mr. Masterson, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a proxy or voting instruction from the voting institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a routine matter. The proposal to elect directors is a “non-routine” matter, and, without your instruction, your broker cannot vote your shares on that proposal.
If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.
Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Mr. Masterson, our Secretary, in writing;

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attending the meeting and voting in person;

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returning another proxy card dated after your first proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements to elect the Board of Director nominees?

A:
There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of the holders of a plurality of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
What are the voting requirements to approve the proposal to ratify the appointment of PwC, the Company’s independent registered public accounting firm?

A:
The proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present. For purposes of ratification of the appointment of PwC as the Company’s independent registered public accounting firm, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” (1) the election of Lee M. Elman and P. Sue Perrotty as Class II directors to serve until our 2022 Annual Meeting and until their successors are duly elected and qualify, and (2) the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2019.
The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the election of Lee M. Elman and P. Sue Perrotty as Class II directors and the ratification of the appointment of PwC, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Nelson and Mr. Masterson, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2020 annual meeting of stockholders (the “2020 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of such other business, in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2020 Annual Meeting under our current bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than October 8, 2019 and no later than 5:00 p.m. Eastern Time on November 7, 2019. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2020 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must be received by our secretary no later than November 7, 2019. Proposals should be sent via registered, certified or express mail to: Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Christopher J. Masterson, Chief Financial Officer, Treasurer and Secretary. For additional information, see “Stockholder Proposals for the 2020 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge aggregate fees of approximately $7,500 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Global Net Lease Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of our Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/GNL.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/GNL;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2018 10-K, this Proxy Statement or Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2018 10-K or any documents relating to any of our future stockholder meetings, please contact: Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, New York, 10022, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.globalnetlease.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and our Advisor. The Advisor is controlled by AR Capital Global Holdings, LLC, which is wholly owned by AR Global Investments, LLC (“AR Global”). In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class II directors will be elected to serve until our 2022 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), nor more than 15. The number of directors on the Board is currently fixed at six, of which four are independent.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Lee M. Elman and P. Sue Perrotty, our Class II directors with terms expiring at the Annual Meeting (who are also nominees for election as Class II directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Lee M. Elman	II	82	Independent Director, Conflicts Committee Chair	2016	2019	2022
P. Sue Perrotty	II	65	Non-Executive Chair, Audit Committee Chair, Nominating and Corporate Governance Committee Chair	2015	2019	2022
Continuing Directors
James L. Nelson	III	69	Director, Chief Executive Officer and President	2017	2020	—
Edward G. Rendell	I	75	Independent Director, Compensation Committee Chair	2012	2021	—
Edward M. Weil, Jr.	III	51	Director	2017	2020	—
Abby M. Wenzel	I	58	Independent Director	2012	2021	—
Executive Officers (not listed above)
Christopher J. Masterson	N/A	36	Chief Financial Officer, Treasurer and Secretary	N/A	N/A	N/A
Nominees for Class II Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since December 2016 and is a Class II director. Mr. Elman has served as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2016 and as an independent director of American Realty Capital New York City REIT, Inc. (“NYCR”) since February 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until December 2016, when Global II closed its merger with the Company (the “Merger”). Global II was sponsored and advised by affiliates of AR Global.
Since 1979, Mr. Elman has served as President of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As President of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a General Partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
We believe that Mr. Elman’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
P. Sue Perrotty
P. Sue Perrotty has served as non-executive chair and independent director of the Company since March 2015 and is a Class II director. She has served as an independent director of American Realty Capital Healthcare Trust III, Inc. (“HT III”) since August 2014, including as its audit committee chair since December 2014. Ms. Perrotty has served as an independent director of New York REIT Liquidating LLC (f/k/a New York REIT, Inc.) (“NYRT”) since September 2014, including as its audit committee chair since December 2014. Ms. Perrotty has served as an independent director of Axar Capital Acquisition Corp. (f/k/a AR Capital Acquisition Corp.) since October 2014.
Ms. Perrotty served as an independent director of American Realty Capital Healthcare Trust, Inc. (“HT”) from November 2013 until the close of HT’s merger with Ventas, Inc. in January 2015. Ms. Perrotty also served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. (“DNAV”) from August 2013 until August 2014 and as an independent director of Hospitality Investors Trust, Inc. (f/k/a American Realty Capital Hospitality Trust, Inc.) (“HOST”) from September 2013 until September 2014. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Gov. Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty held the position of executive vice president and head of Global Operations for First Union Corp. as a member of the Office of the Chairman from January 2001 to January 2002. Prior to that time, Ms. Perrotty was Banking Group head for the Pennsylvania and Delaware Banking Operations of First Union from November 1998 until January 2001. Ms. Perrotty joined First Union through the merger with Corestates Bank where she served as executive vice president and head of IT and Operations from April 1996 until November 1998. Ms. Perrotty also served as senior executive vice president and head of all Consumer Businesses including Retail Banking, Mortgage Banking, Product Development and Marketing as well as strategic customer information and delivery system development. Ms. Perrotty was a member of the chairman’s staff in each of the companies she served. Ms. Perrotty serves on several boards including the Board of Trustees of Albright College, where she is currently chair of the Finance Committee and member of the Investment and Property subcommittees. Ms. Perrotty also serves as vice chair of the Berks County Community Foundation and as development chair for the Girls Scouts of Eastern PA Board. Ms. Perrotty has received several awards for community leadership and professional accomplishments including the PA 50 Best Women in Business, the Franciscan Award from Alvernia University, the Albright College Distinguished Alumni Award, the Women of Distinction Award from the March of Dimes, Taking the Lead Award from the Girl Scouts of Eastern PA and the 2006 Champion of Youth Award from Olivet Boys & Girls Club. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010.
We believe that Ms. Perrotty’s experience as a director or executive officer of the companies described above, her prior business experience and her leadership qualities make her well-qualified to serve on our Board of Directors.
Continuing Directors
James L. Nelson
James L. Nelson has served as chief executive officer and president of the Company since August 2017 and is a Class III director, prior to which he served as an independent director of the Company beginning in March 2017. Mr. Nelson has also served as an executive officer of the Advisor and Global Net Lease Properties, LLC (the “Property Manager”) since August 2017. Mr. Nelson served as an independent director of NYRT from November 2015 until June 2017. Mr. Nelson has served as a director of Icahn Enterprises GP since June 2001 and is a member of its audit committee. Mr. Nelson has served as a director and a member of the audit committee of Herbalife Ltd. since April 2014. Mr. Nelson has served as a director and member of the compensation, governance and strategic alternatives committees of Voltari Corporation (f/k/a Motricity Inc.) from June 2011 until September 2015, and from January 2012 until September 2015, he served as chairman of its board of directors. Mr. Nelson served as a director of Single Touch Systems, Inc., a technology based mobile media solutions provider, from May 2013 through April 2014. From April 2014 to August 2014, Mr. Nelson served as a director of Ubiquity Broadcasting Corporation, a vertically integrated, technology-focused media company. From December 2003 until June 2007 Mr. Nelson served as a director and member of the audit committee of American Entertainment Properties Corp. From May 2005 until November 2007, Mr. Nelson served as a director and member of the audit committee of Atlantic Coast Entertainment Holdings, Inc. From 1986 until 2009, Mr. Nelson was chairman and chief executive officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company. From March 1998 through 2003, Mr. Nelson was chairman and chief executive officer of Orbit Aviation, Inc., a company engaged in the acquisition and completion of Boeing Business Jets for private and corporate clients. From August 1995 until July 1999, Mr. Nelson was chief executive officer and co-chairman of Orbitex Management, Inc., a financial services company in the mutual fund sector. From August 1995 until March 2001, he was on the Board of Orbitex Financial Services Group. From April 2003 through April 2010, Mr. Nelson served as a director and chairman of the audit committee of the Viskase Companies INC., a food packaging company. From January 2008 through June 2008, Mr. Nelson served as a director and member of the audit committee of Shuffle Master, Inc., a gaming manufacturing company. From March 2008 until March 2010, Mr. Nelson was a director and served on the audit committee of Pacific Energy Resources Ltd., an energy producer. From April 2008 until November 2012 Mr. Nelson served as a director and as chairman of the audit committee of Cequel Communications, an owner and operator of a large cable television system. From March 2010 to May 2014 Mr. Nelson served as a director and member of the audit committee of Tropicana Entertainment Inc., a subsidiary of Icahn Enterprises L.P. From April 2010 to November 2013, Mr. Nelson served as a director and member of the audit committee of Take-Two Interactive Software, Inc., a global publisher and developer of interactive entertainment software products.
We believe that Mr. Nelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Gov. Edward G. Rendell has served as an independent director of the Company since March 2012 and is a Class I director. Gov. Rendell has served as our compensation committee chair since March 2017. Gov. Rendell has served as an independent director of HTI since December 2015 and as an independent director of American Finance Trust, Inc. (“AFIN”) since February 2017. Gov. Rendell has served as an independent director of Business Development Corporation of America (“BDCA”), an entity which was previously advised by an affiliate of AR Global until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C., since January 2011. Gov. Rendell previously served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) from October 2012 until the close of RCA’s merger with AFIN in February 2017, and also previously served as an independent director of RCA from February 2011 until March 2012. He previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016. Gov. Rendell served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from March 2012 until the close of ARCT III’s merger with VEREIT, Inc. (f/k/a American Realty Capital Properties, Inc., “VEREIT”) in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015.
Gov. Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, Gov. Rendell served as the chief executive of the nation’s sixth most populous state and oversaw a budget of   $28.3 billion. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the

Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986, Gov. Rendell was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, Gov. Rendell was a candidate for the mayor of Philadelphia. From 1988 through 1991, Gov. Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Gov. Rendell was an attorney at the law firm of Ballard Spahr. Gov. Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Gov. Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
We believe that Gov. Rendell’s experience as a director or executive officer of the companies described above and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as a director of the Company since January 2017 and is a Class III director. Mr. Weil previously served as an executive officer of the Company, the Advisor and the Property Manager from their respective formations in July 2011, July 2011 and January 2012, until October 2014. Mr. Weil also previously served as a director of the Company from May 2012 until September 2014. Mr. Weil also has been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Mr. Weil has served as executive chairman of HT III since November 2015, and previously served as an executive officer of HT III, the HT III advisor and the HT III property manager from their respective formations in April 2014 until November 2014. Mr. Weil has served as executive chairman of NYCR since November 2015 and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017. Mr. Weil has served as chairman of the board of directors of AFIN and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015. Mr. Weil also previously served as an executive officer of AFIN, the AFIN advisor and the AFIN property manager from their formation in January 2013 until November 2014, and served as a director of AFIN from January 2013 to September 2014. Mr. Weil has served as a director of HTI since October 2016, and previously served as an executive officer of HTI, the HTI advisor and the HTI property manager from their formation in October 2012 until November 2014.
Mr. Weil previously served as executive chairman of Global II from November 2015 until the close of the Merger in December 2016, and previously served as an executive officer of Global II, the Global II advisor and the Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil previously served as a director of BDCA from December 2015 until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C. Mr. Weil previously served as chief executive officer, president and chairman of RCA and the RCA advisor from December 2015 until the close of RCA’s merger with AFIN in February 2017, and previously served as an executive officer of RCA and the RCA advisor from their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil previously served as a trustee of American Real Estate Income Fund from May 2012 until its liquidation in August 2016. Mr. Weil previously served as a trustee of Realty Capital Income Funds Trust, a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017.
Mr. Weil served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of NYRT, the NYRT property manager and the NYRT advisor from their formation in October 2009 until November 2014. Mr. Weil served as an executive officer of HT, the HT advisor and the HT property manager from their formation in August 2010 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT in February 2013. Mr. Weil served as a director of VEREIT from March 2012 until June 2014. Mr. Weil also served as an executive officer of VEREIT from its formation in December 2010 until November 2013. Mr. Weil served as an executive officer of DNAV, the DNAV advisor and the DNAV property manager from their formation in September 2010 until November 2014, as a director of DNAV from September 2010 until August 2014, and again as an executive officer of DNAV from November 2015 until its dissolution and liquidation in April 2016. Mr. Weil served as an executive officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 and as a director of ARCT IV from January 2014, in each case until the close of ARCT IV’s merger with VEREIT in January 2014. Mr. Weil served as an executive officer of Realty Finance Trust, Inc. (now known as Benefit Street Partners Realty Trust, Inc.) (“RFT”) and the RFT advisor from November 2012 until January 2013. Mr. Weil served as an executive officer of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the sub-property manager of HOST from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil previously served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015, and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016. On March 8, 2017, the creditor trust established in connection with the RCAP bankruptcy filed suit against AR Global, the parent of our Advisor, our Advisor, advisors of other entities sponsored by the parent, and the parent’s principals (including Mr. Weil). The suit alleges, among other things, certain breaches of duties to RCAP. We are neither a party to the suit, nor are there any allegations related to the services the Advisor provides to us. On May 26, 2017, the defendants moved to dismiss. On November 30, 2017, the court issued an opinion partially granting the defendants’ motion. Our Advisor has informed us that it believes that the suit is without merit and intends to defend against it vigorously. Mr. Weil previously served as an executive officer of American Realty Capital — Retail Centers of America II, Inc. (“RCA II”) and the RCA II advisor from April 2014 until November 2014. Mr. Weil served on the board of trustees of United Development Funding Income Fund V until October 2014.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.
We believe that Mr. Weil’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
Abby M. Wenzel
Abby M. Wenzel has served as an independent director of the Company since March 2012 and is a Class I director. Ms. Wenzel has served as an independent director of NYCR since March 2014 and as an independent director of HOST since September 2013. Ms. Wenzel previously served as independent director of American Realty Capital Trust IV, Inc. (“ARCT IV”) from May 2012 until the close of ARCT IV’s merger with VEREIT in January 2014, after which point Ms. Wenzel was no longer associated with ARCT IV as an independent director nor affiliated with ARCT IV in any manner. Ms. Wenzel has been a shareholder of the law firm of Cozen O’Connor, resident in the New York office, since April 2009, as a member in the Business Law Department. From January 2014 through December 2018, Ms. Wenzel has served as co-chair of the Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practices in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She has represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, a 160-year-old institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.
We believe that Ms. Wenzel’s experience as a director of the companies described above, her experience representing clients in connection with their acquisition, disposition, ownership, use, and financing of real estate, as well as her position as co-chair of the Real Estate Group at Cozen O’Connor make her well qualified to serve on our Board of Directors.
Executive Officers
James L. Nelson
See “— Continuing Directors — James L. Nelson” for biographical information regarding James L. Nelson, the chief executive officer and president of the Company.
Christopher J. Masterson
Christopher J. Masterson has served as chief financial officer, treasurer and secretary of the Company, the Advisor and the Property Manager since November 2017. Mr. Masterson joined AR Global in February 2013 and served in various accounting roles, including as chief accounting officer for the Company from September 2017 to October 2017, as chief accounting officer for AFIN from December 2016 to October 2017, as chief accounting officer for RCA from December 2016 to February 2017, as controller for BDCA from February 2013 to March 2016, and as controller for RFT from March 2016 to September 2016. Mr. Masterson also previously served as chief financial officer of BDCA Adviser II, LLC from November 2016 through June 2017. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of our Advisor. As of December 31, 2018, we have one employee based in Europe. We have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global. Mr. Nelson, our chief executive officer and president and one of our directors, holds a non-controlling interest in the Advisor and the Property Manager.
The Board of Directors held a total of 18 meetings and took action by written consent or electronically on 12 occasions during the year ended December 31, 2018. The independent directors of the Board of Directors held a total of six meetings and took action by written consent or electronically on one occasion during the year ended December 31, 2018. All directors attended at least 97% of meetings of the Board of

Directors and all independent directors attended all of the meetings of independent directors while they were a member of the Board of Directors. All of our directors attended the 2018 annual meeting of stockholders. It is our policy to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has approved and formed an audit committee, a conflicts committee, a compensation committee and a nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Ms. Perrotty serves as non-executive chair of the Board. James L. Nelson serves as our chief executive officer and president and is also a member of the Board. As chief executive officer and president of the Company, the Advisor and the Property Manager, Mr. Nelson is responsible for our operations and business strategy. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles, is appropriate at this time in light of the Company’s business and operating environment. This division of authority and responsibilities also allows our chief executive officer to focus his time on our daily operations. The Board of Directors may modify this structure to best address our circumstances for the benefit of its stockholders when appropriate.
We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure and is best for the Company at this time. Ms. Perrotty, in her capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors. The Company compensates Ms. Perrotty for serving as non-executive chair.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the Company through its approval and oversight of property acquisitions, incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee manages risks associated with the independence of the members of the Board Directors. The conflicts committee reviews and approves all transactions with parties affiliated with our Advisor or AR Global and resolves other conflicts of interest between the Company and its subsidiaries, on the one hand, and any director, the Advisor or AR Global or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Audit Committee
Our audit committee is comprised of Ms. Perrotty, Ms. Wenzel and Mr. Elman, each of whom is “independent” within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Ms. Perrotty is the chair of our audit committee. Our audit committee held eight meetings during the year ended December 31, 2018. All members of the audit committee attended at least 88% of the meetings while they were members of the audit committee. The charter of the audit committee is available to any stockholder who sends a request to Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022 or on the Company’s website, www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” The Board has determined that Ms. Perrotty is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2018 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Gov. Rendell, Mr. Elman and Ms. Wenzel, each of whom is “independent” within the meaning of the applicable (1) requirements set forth on the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Gov. Rendell is the chair of our compensation committee. Our compensation committee held two meetings and took action by written consent or electronically on one occasion during the year ended December 31, 2018. All members of the compensation committee attended all meetings while they were members of the compensation committee. The charter of the compensation committee is available to any stockholder who sends a request to Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022. The compensation committee charter is also available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations —  Governance Documents — Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The principal functions of the compensation committee are to:
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approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

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review and oversee management’s annual process, if any, for evaluating the performance of our senior officers and review and approve on an annual basis the remuneration for our senior officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units in respect of shares of Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and

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determine from time to time the remuneration for our non-executive directors.

The compensation committee administers our stock option plan (the “Plan”), our employee and director incentive restricted share plan (the “RSP”) and the award of long-term incentive plan units of limited partnership in our OP (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance agreement entered into in July 2018 (as amended, the “2018 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation — Restricted Share Plan” and “Certain Relationships and Related Transactions —  Multi-Year Outperformance Agreements — 2018 OPP.” The compensation committee also administered the award of LTIP Units granted to the Advisor pursuant to our multi-year outperformance agreement entered into in June 2015 (as amended, the “2015 OPP”). See “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements — 2015 OPP.”
In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee to the extent consistent with our charter, by-laws, corporate governance guidelines and any other applicable laws, rules and regulations.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Perrotty, Ms. Wenzel and Gov. Rendell, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Ms. Perrotty is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held three meetings during the year ended December 31, 2018. All members of the nominating and corporate governance committee attended all meetings while they were members of the nominating and corporate governance committee. The nominating and corporate governance committee charter is available on the Company website at www.globalnetlease.com by clicking on “Investor Relations — Governance Documents — Nominating and Corporate Governance Committee Charter.” Our Corporate Governance Guidelines are available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Governance Documents — Corporate Governance Guidelines.” The nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. The nominating and corporate governance committee is responsible for the following:
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providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

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overseeing the self-evaluation of the Board of Directors and, if any, the Board’s evaluation of management;

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periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures;

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identifying and recommending to the Board of Directors potential director candidates for nomination; and

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identifying and recommending committee assignments.

In evaluating directors to serve as members of each committee of the Board, the nominating and governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act and NYSE rules, the Company’s Corporate Governance Guidelines and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and governance committee deems appropriate, including directors’ personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment; experience in the Company’s industry with relevant social policy concerns; academic expertise in an area of the Company’s operations; practical and mature business judgment, including ability to make independent analytical inquiries; the nature of and time involved in a director’s service on other boards or committees; and with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. As a result of our commitment to diversity, we were recognized in 2018 as a “Winning Company” in the 2020 Women on Boards Gender Diversity Index for female representation on our Board of Directors.
Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2020 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
Conflicts Committee
Our conflicts committee is comprised of Mr. Elman, Gov. Rendell and Ms. Perrotty, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Mr. Elman currently serves as chair of the conflicts committee. Our conflicts committee held four meetings and took action by written consent on four occasions during the year ended December 31, 2018. All members of the conflicts committee attended all meetings of the conflicts committee while they were members of the conflicts committee. The charter of the conflicts committee is available to any stockholder who sends a request to Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022. The conflicts committee charter is also available on the company’s website, www.globalnetlease.com by clicking on “Investor Relations —  Governance Documents — Conflicts Committee Charter.”

For those actions and transactions brought to the attention of the conflicts committee in which we, on the one hand, and any of AR Global, the Advisor, a director, an officer or any affiliate thereof, on the other hand, are involved, the conflicts committee has the authority to:
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review and evaluate the terms and conditions, and determine the advisability of the transaction and conflict of interest situations between us and the other party;

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negotiate the terms and conditions of the transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is fair to, and in our best interest and the best interest of our stockholders; and

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

Except with respect to the 2018 OPP and related matters, for which this function was performed by the compensation committee, the conflicts committee has determined that all related party transactions during the year ended December 31, 2018 and during the period from January 1, 2019 through the date of this Proxy Statement, which consisted of transactions with our Advisor, AR Global and their respective affiliates, were fair to us, and in our best interest and the best interest of our stockholders. All related party transactions were approved in accordance with the applicable Company policies consistent with the charter of the conflicts committee. See “Certain Relationships and Related Transactions.”
Director Independence
The Board of Directors has currently set the number of directors at six. As required by the NYSE, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Mr. Elman, Ms. Perrotty, Gov. Rendell and Ms. Wenzel has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the applicable listing standards of the NYSE.
Familial Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.globalnetlease.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
Our Advisor performs our day-to-day management functions. Our current executive officers, James L. Nelson and Christopher J. Masterson, are employees of affiliates of the Advisor. Although we have one employee based in Europe, we neither compensate our executive officers, nor do we reimburse either our Advisor or our Property Manager for any compensation paid to individuals who also serve as our executive officers, or the executive officers of our Advisor, our Property Manager or any of their respective affiliates. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives, a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation or a ratio of the compensation of our chief executive officer to our median employee. See “Certain Relationships and Related Transactions” for a discussion of fees and expense reimbursements payable to our Advisor and our Property Manager and their affiliates.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of our Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of   $100,000 and an additional yearly retainer of $105,000 for the non-executive chair, in each case payable 50% in cash and 50% in RSUs; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee).
We pay an additional total yearly retainer of  $30,000 for each member of the audit committee, the compensation committee and the nominating and corporate governance committee, in each case payable 50% in cash and 50% in RSUs.
RSUs in respect of the portion of the annual retainer payable in RSUs are awarded in connection with each annual meeting and vest ratably over a three-year period beginning on such annual meeting date in increments of 1∕3 per annum. RSUs that were awarded as a one-time grant on June 2, 2015 in connection with the listing of shares of our Common Stock on the NYSE (the “Listing”), vest ratably over a five-year period beginning on the Listing date in increments of 1∕5 per annum.
We also pay a fee to each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
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$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

The following table sets forth information regarding compensation of our directors paid during the year ended December 31, 2018:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Lee M. Elman	$131,720	$65,000(3)	—	—	—	$12,524	$209,244
James L. Nelson	—	—	—	—	—	—	—
P. Sue Perrotty	$182,000	$117,500(4)	—	—	—	$36,112	$335,612
Edward G. Rendell	$124,250	$65,000(3)	—	—	—	$25,051	$214,301
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Abby M. Wenzel	$126,250	$65,000(3)	—	—	—	$25,051	$214,301

(1)
Value of stock awards calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. As of December 31, 2018, Mr. Elman, Ms. Perrotty, Gov. Rendell and Ms. Wenzel held 5,880, 16,954, 11,761 and 11,761 unvested RSUs, respectively.

(2)
The amount reported as “All Other Compensation” represents the value of dividends with respect to unvested RSUs during the year ended December 31, 2018.

(3)
Represents 3,544 RSUs granted on May 18, 2018.

(4)
Represents 6,407 RSUs granted on May 18, 2018.

Share-Based Compensation
Stock Option Plan
The Plan authorizes the grant of non-qualified stock options to the directors, officers, advisors, consultants and other personnel of the Company, the Advisor and the Property Manager and their affiliates, subject to the applicable limitations of the Plan. The exercise price for all stock options granted under the Plan will be equal to the closing price of a share of Common Stock on the last business day preceding the date of grant. A total of 500,000 shares have been authorized and reserved for issuance under the Plan.
Restricted Share Plan
Pursuant to the RSP, we may issue restricted shares and RSUs under specific award agreements to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of our Advisor or of entities that provide services to us, certain consultants to us and our Advisor and its affiliates or to entities that provide services to us.
The total number of shares that may be issued under or subject to awards under the RSP is 10.0% of our outstanding shares of Common Stock on a fully diluted basis at any time. Restricted share awards entitle the recipient to receive shares of Common Stock from us under terms that provide for vesting over a specified period of time. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions to holders of restricted shares payable in shares of Common Stock are subject to the same restrictions as the underlying restricted shares.
RSUs represent a contingent right to receive shares of Common Stock at a future settlement date, subject to satisfaction of applicable vesting conditions and/or other restrictions, as set forth in the RSP and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of Common Stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but such holders are generally credited with dividend or other distribution equivalents which are subject to the same vesting conditions and/or other restrictions as the underlying RSUs and only paid at the time such RSUs are settled in shares of Common Stock. RSU award agreements generally provide for accelerated vesting of all unvested RSUs in connection with a termination without cause from the Board of Directors or a change of control and accelerated vesting of the portion of the unvested RSUs scheduled to vest in the year of the recipient’s voluntary resignation from or failure to be re-elected to the Board of Directors.
The following table sets forth information regarding securities authorized for issuance under the Plan, the RSP and the 2018 OPP as of December 31, 2018:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	—	—	—
Equity Compensation Plans not approved by security holders	2,554,930(1)	—	7,992,251(2)
Total	$2,554,930(1)	—	$7,992,251(2)

(1)
Represents shares of Common Stock underlying LTIP Units awarded pursuant to the 2018 OPP. These LTIP Units may be earned by the Advisor based on our achieving of threshold, target or maximum performance goals based on our absolute and relative total stockholder return over a performance period commencing on June 2, 2018 and ending on the earliest of  (i) June 2, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as our advisor. LTIP Units earned as of the last day of the performance period will also become vested as of that date. Effective as of that same date, any LTIP Units that are not earned will automatically and without notice be forfeited without the payment of any consideration by us. For additional information regarding the 2018 OPP, see “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements — 2018 OPP.”

(2)
A total of 500,000 shares have been authorized and reserved for issuance under the Plan. As of December 31, 2018, no stock options had been awarded under the Plan. The total number of shares that may be issued under or subject to awards under the RSP is 10.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time. As of December 31, 2018, we had 76,080,210 shares of Common Stock issued and outstanding on a fully diluted basis and 115,700 shares of Common Stock had been issued under or were subject to awards under the RSP.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of February 27, 2019, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Blackrock, Inc.(2)	12,084,313	14.4%
The Vanguard Group(3)	11,237,698	13.4%
James L. Nelson	8,000	*
Christopher J. Masterson	—	—
Edward M. Weil, Jr.(5)	22,018	*
Lee M. Elman(6)	10,694	*
P. Sue Perrotty(7)	35,588	*
Gov. Edward G. Rendell(8)	28,152	*
Abby M. Wenzel(9)	28,090	*
All directors and executive officers as a group (seven persons)	132,542	*

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual or entity listed in the table is 405 Park Avenue, 3rd Floor, New York, New York 10022. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10055. Blackrock, Inc. has sole voting power over 11,880,890 shares and sole dispositive power over 12,084,313 shares. The information contained herein with respect to Blackrock, Inc. is based solely on Amendment No. 2 to the Schedule 13G filed by Blackrock, Inc. with the SEC on January 28, 2019.

(3)
The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power over 135,568 shares, shared voting power over 75,288 shares, sole dispositive power over 11,095,694 shares and shared dispositive power over 142,004 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 4 to the Schedule 13G filed by The Vanguard Group with the SEC on February 11, 2019.

(4)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling in interest in the parent of AR Global and AR Capital, LLC (“AR Capital”), Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global or AR Capital may own or control, directly or indirectly, and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 19,419 and 16,481 shares of our Common Stock directly or indirectly beneficially owned by AR Global and AR Capital, respectively.

(5)
Includes 5,880 shares of Common Stock issuable to Mr. Elman with respect to unvested RSUs which includes (i) 413 granted on December 29, 2016, which have not yet vested, (ii) 1,923 granted on July 21, 2017, which have not yet vested, and (iii) 3,544 granted on May 18, 2018, which have not yet vested.

(6)
Includes 16,954 shares of Common Stock issuable to Ms. Perrotty with respect to unvested RSUs, which includes (i) 5,332 granted on July 13, 2015 as part of the one-time Listing award, which have not yet vested, (ii) 1,739 granted on August 18, 2016, which have not yet vested, (iii) 3,476 granted on July 21, 2017, which have not yet vested, and (iv) 6,407 granted on May 18, 2018, which have not yet vested.

(7)
Includes 11,761 shares of Common Stock issuable to Gov. Rendell with respect to unvested RSUs, which includes (i) 5,332 granted on July 13, 2015 as part of the one-time Listing award, which have not yet vested, (ii) 962 granted on August 18, 2016, which have not yet vested, (iii) 1,923 granted on July 2, 2017, which have not yet vested, and (iv) 3,544 granted on May 18, 2018, which have not yet vested.

(8)
Includes 11,761 shares of Common Stock issuable to Ms. Wenzel with respect to unvested RSUs, which includes (i) 5,332 granted on July 13, 2015 as part of the one-time Listing award, which have not yet vested, (ii) 962 granted on August 18, 2016, which have not yet vested, (iii) 1,923 granted on July 21, 2017, which have not yet vested, and (iv) 3,544 granted on May 18, 2018, which have not yet vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
James L. Nelson, our chief executive officer and president, also is the chief executive officer and president of our Advisor and our Property Manager. Christopher J. Masterson, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of our Advisor and our Property Manager.
AR Global indirectly owns 95% of the membership interests in the Advisor and all of the membership interests in the Property Manager. James L. Nelson, our chief executive officer and president, holds a non-controlling profit interest in the Advisor and Property Manager. Mr. Weil, one of our directors, is also the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
On August 8, 2015, the Company entered into a service provider agreement with the Advisor and Moor Park Capital Partners LLP (the “Former Service Provider”), pursuant to which the Former Service Provider agreed to provide, subject to the Advisor’s oversight, certain real estate related services, as well as sourcing and structuring of investment opportunities, performing due diligence, and arranging debt financing and equity investment syndicates, solely with respect to investments in Europe. On January 16, 2018, we notified the Former Service Provider that it was being terminated, and this termination became effective as of March 17, 2018. Additionally, as a result of our termination of the Former Service Provider, the property management and leasing agreement between the Property Manager and the Former Service Provider terminated by its own terms.
Advisory Agreement
We are externally managed by the Advisor pursuant to the terms of the Fourth Amended and Restated Advisory Agreement, dated June 2, 2015, among us, with the OP and the Advisor (the “Advisory Agreement’’). During 2018, the Advisory Agreement was amended on August 14, 2018 (the “August Amendment”) and November 6, 2018 (the “November Amendment”). These amendments only revise the provisions regarding the effective annual thresholds of Core AFFO Per Share (as defined in the Advisory Agreement) that we must satisfy for the Advisor to be paid Incentive Compensation (as defined in the Advisory Agreement).
Under the Advisory Agreement, following the termination of the Former Service Provider, our Advisor and its affiliates continue to manage our affairs on a day to day basis (including management and leasing of our properties) and remain responsible for managing and providing other services with respect to our European investments. Our Advisor may engage one or more third parties to assist with these responsibilities, all subject to the terms of the Advisory Agreement.
The Advisory Agreement requires us to pay a base management fee in a minimum fee amount (the “Minimum Base Management Fee”) of  $18.0 million per annum, payable in cash on a pro rata monthly basis at the beginning of each month, plus a variable fee amount (the “Variable Base Management Fee” and, together with the Minimum Base Management Fee, the “Base Management Fee”) equal to 1.25% of the cumulative net proceeds realized by us from the issuance of any common equity, including any common equity issued in exchange for or conversion of our preferred stock or exchangeable notes, as well as, from any other issuances of Common Stock, preferred stock (including our NYSE 7.25% Series A Cumulative Redeemable Preferred Stock), or other forms of our equity (including limited partnership units in the OP (“OP Units”)). Additionally, we pay the Advisor an incentive fee (“Incentive Compensation’’), payable 50% in cash and 50% in shares of Common Stock (subject to certain lock up restrictions). The Incentive Compensation is calculated on an annual basis at the end of the Company’s fiscal year but is payable throughout the course of a year, in quarterly installments, subject to a final year-end adjustment. After the end of each fiscal year, the difference, if any, between the amount of the Incentive Compensation actually paid to the Advisor in the preceding year under the quarterly installments and the actual amount payable for the fiscal year will be either repaid by or paid to the Advisor, as applicable. Shares of Common Stock that were issued as a portion of any quarterly installment payment are retained and, for purposes of any repayment required to be made by the Advisor, have the value they had at the time of issuance and are adjusted in respect of any dividend or other distribution received prior to the time of repayment but not subsequent dividends or other distributions.

Under the Advisory Agreement, prior to the August Amendment, the Incentive Compensation was equal to 15% of our Core AFFO (as defined in the Advisory Agreement) in excess of  $2.37 per share plus 10% of our Core AFFO in excess of   $3.08 per share. Under the Advisory Agreement, as amended by the August Amendment, the Incentive Fee Lower Hurdle (as defined in the Advisory Agreement) was decreased from $2.37 to (a) $2.15 for the 12 months ending June 30, 2019, and (b) $2.25 for the 12 months ending June 30, 2020, and the Incentive Fee Upper Hurdle (as defined in the Advisory Agreement) was decreased from $3.08 to (a) $2.79 for the 12 months ending June 30, 2019, and (b) $2.92 for the 12 months ending June 30, 2020.
In addition, the August Amendment revised the provisions in the Advisory Agreement governing adjustments to these annual thresholds. The annual thresholds may, beginning with effect from July 1, 2020, be increased each year in the sole discretion of a majority of our independent directors (in their good faith reasonable judgment, after consultation with the Advisor), by a percentage equal to between 0% and 3% instead of 1% and 3%. In addition, in August 2023 and every five years thereafter, the Advisor will have a right to request that our independent directors reduce the then current Incentive Fee Lower Hurdle and Incentive Fee Upper Hurdle and make a determination whether any reduction in the annual thresholds is warranted. The amounts payable to the Advisor each year with respect to both the Base Management Fee, taken alone, and taken together with the Incentive Compensation are capped at certain thresholds based on the amount of the Company’s assets under management by the Advisor, subject to adjustment under certain circumstances. These caps were not applicable during the year ended December 31, 2018.
We reimburse the Advisor or its affiliates for expenses of the Advisor and its affiliates incurred on our behalf, except for those expenses that are specifically the responsibility of the Advisor under the Advisory Agreement, such as fees and compensation paid to any third-party service providers engaged by the Advisor (including amounts payable to the Former Service Provider prior to its termination) and the Advisor’s overhead expenses, rent and travel expenses, professional services fees incurred with respect to the Advisor for the operation of its business, insurance expenses (other than with respect to our directors and officers) and information technology expenses. We do not reimburse either our Advisor or our Property Manager for any compensation paid to individuals who also serve as our executive officers, or the executive officers of our Advisor, our Property Manager or any of their respective affiliates. In addition, these reimbursements are subject to the limitation that we will not reimburse the Advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of   (a) 2.0% of average invested assets and (b) 25.0% of net income.
No later than April 30 of each year, our independent directors are required to determine, in good faith, whether the Advisor has satisfactorily achieved annual performance standards for the immediately preceding year based primarily on actions or inactions of the Advisor, and determine the annual performance standards for the next year.
The Advisory Agreement has an initial term expiring June 1, 2035, with automatic renewals for consecutive five-year terms unless the Advisory Agreement is terminated in accordance with its terms (1) with notice of an election not to renew at least 365 days prior to the expiration of the then-current term, (2) in connection with a change of control of us or the Advisor, (3) by the independent directors in connection with the or the Advisor’s failure (based on a good faith determination by our independent directors) to meet annual performance standards for the year based primarily on actions or inactions of the Advisor, subject to notice and cure provisions, (4) with 60 days’ notice by us with cause, subject in some circumstances to notice and cure provisions, or (5) with 60 days prior written notice by the Advisor for any material default of the Advisory Agreement by us, subject to notice and cure provisions. In the event of a termination in connection with a change of control of us or the Advisor’s failure to meet annual performance standards, we would be required to pay a termination fee that could be up to 2.5 times the compensation paid to the Advisor in the previous year, plus expenses.
The Company has also agreed under the Advisory Agreement to reimburse, indemnify and hold harmless each of the Advisor and its affiliates, and the directors, officers, employees, partners, members, stockholders, other equity holders, agents and representatives of the Advisor and its affiliates (each, a “Advisor Indemnified Party”), of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including reasonable attorneys’ fees) in respect of or arising from any acts or omissions of the Advisor Indemnified Party performed in good faith under the Advisory Agreement and not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties on the part of the Advisor Indemnified Party. In addition, the Company has agreed to advance funds to an Advisor Indemnified Party for reasonable legal fees and other reasonable costs and expenses incurred as a result of any claim, suit, action or proceeding for which indemnification is being sought, subject to repayment if the Advisor Indemnified Party is later found pursuant to a final and non-appealable order or judgment to not be entitled to indemnification.
During the year ended December 31, 2018, pursuant to the Advisory Agreement, we paid Minimum Base Management Fees equal to $18.0 million and Variable Base Management Fees equal to $4.7 million. With respect to the third quarter of 2018, the hurdles were met and the Advisor was paid $0.4 million in a quarterly installment of Incentive Compensation. Because, based on the calculation as of December 31, 2018, the hurdles had not been met and the Company recorded a reversal of  $0.4 million for Incentive Compensation previously recorded in the third quarter of 2018, and as a result, no Incentive Compensation was earned for the year ended December 31, 2018.
In connection with any sale or similar transaction involving any investment, subject to the terms of the Advisory Agreement, we will pay the Advisor a fee in connection with net gain recognized by us in connection with the sale or transaction (the “Gain Fee”) unless the proceeds of such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is equal to 15% of the amount by which the gains from the sale of investments in the applicable month exceed the losses from the sale of investments in that month unless the proceeds from such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is calculated at the end of each month and paid, to the extent due, with the next installment of the Base Management Fee. The Gain Fee is calculated by aggregating all of the gains and losses from the preceding month. There was no Gain Fee for the year ended December 31, 2018.
Multi-Year Outperformance Agreements
We have awarded LTIP Units to the Advisor pursuant each of the 2015 OPP and the 2018 OPP, and both of these agreements were effective during the year ended December 31, 2018. Concurrent with the Listing, we entered into the 2015 OPP with the OP and the Advisor. The 2018 OPP was entered into in connection with the conclusion of the performance period under the 2015 OPP on June 2, 2018. Because no performance goals under the 2015 OPP were achieved during the performance period, no LTIP Units issued under the 2015 OPP were earned and all LTIP Units issued under the 2015 OPP were automatically forfeited without the payment of any consideration by the Company or the OP effective as of June 2, 2018.
LTIP Units/Distributions/Redemption
The rights of the Advisor as the holder of the LTIP Units (whether issued pursuant to the 2015 OPP or the 2018 OPP) are governed by the terms of the LTIP Units contained in the agreement of limited partnership of the OP. Until an LTIP Unit is earned in accordance with the provisions of the applicable out performance award agreement, the holder of the LTIP Unit will be entitled to distributions on the LTIP Unit equal to 10% of the distributions (other than distributions of sale proceeds) made on an OP Unit. Even if an LTIP Unit is ultimately forfeited because it is not earned, distributions paid with respect to an LTIP Unit are not be subject to forfeiture. After an LTIP Unit is earned, the holder will be entitled to a priority catch-up distribution per earned LTIP Unit equal to the accrued distributions on OP Units during the applicable performance period, less distributions already paid on the LTIP Unit during the performance period. As of the valuation date on the final day of the applicable performance period, the earned LTIP Units will become entitled to the same distributions as OP Units. At the time the Advisor’s capital account with respect to an LTIP Unit is economically equivalent to the average capital account balance of an OP Unit, the LTIP Unit has been earned and it has been vested for 30 days, the Advisor, in its sole discretion, will be entitled to convert the LTIP Unit into an OP Unit in accordance with the limited partnership agreement of the OP. In accordance with, and subject to the terms of, the limited partnership agreement of the OP, OP Units may be redeemed on a one-for-one basis for, at the Company’s election, shares of Common Stock or the cash equivalent thereof.
The Company paid $0.3 million in distributions related to LTIP Units awarded under the 2015 OPP and $0.3 million in distributions related to LTIP Units awarded under the 2018 OPP during the year ended December 31, 2018.

2018 OPP
Based on a maximum award value of  $50.0 million and $19.57 (the “Initial Share Price”), the closing price of Common Stock on June 1, 2018, the trading day prior to the effective date of the 2018 OPP, the Advisor was issued a total of 2,554,930 LTIP Units (the “Award LTIP Units”) pursuant to the 2018 OPP. The Award LTIP Units represent the maximum number of LTIP Units that could be earned by the Advisor based on the Company’s total shareholder return (“TSR”), including both share price appreciation and Common Stock dividends, against the Initial Share Price over a performance period (the “Performance Period”), commencing on June 2, 2018 and ending on the earliest of  (i) June 2, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company.
Half of the Award LTIP Units (the “Absolute TSR LTIP Units”) will be eligible to be earned as of the last day of the Performance Period (the “Valuation Date”) if the Company achieves an absolute TSR with respect to threshold, target and maximum performance goals for the Performance Period as follows:
Performance Level (% of Absolute TSR LTIP Units Earned)		Absolute TSR	Number of Absolute TSR LTIP Units Earned
Below Threshold	—%	Less than 24%	—
Threshold	25%	24%	319,366
Target	50%	30%	638,733
Maximum	100%	36% or higher	1,277,465
If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the percentage of the Absolute TSR LTIP Units earned will be determined using linear interpolation as between those tiers, respectively.
Half of the Award LTIP Units (the “Relative TSR LTIP Units”) will be eligible to be earned as of the Valuation Date if the amount, expressed in terms of basis points (bps), whether positive or negative, by which the Company’s absolute TSR on the Valuation Date exceeds the average TSR as of the Valuation Date of a peer group consisting of Lexington Realty Trust, W.P. Carey Inc. and (following an amendment to the 2018 OPP in February 2019 in light of the recently effective merger of Government Properties Income Trust and Select Income REIT, with Government Properties Income Trust being the surviving entity renamed Office Properties Income Trust) Office Properties Income Trust as follows:
Performance Level (% of Relative TSR LTIP Units Earned)		Relative TSR Excess	Number of Absolute TSR LTIP Units Earned
Below Threshold	—%	Less than -600 basis points	—
Threshold	25%	-600 basis points	319,366
Target	50%	— basis points	638,733
Maximum	100%	+600 basis points	1,277,465
If the relative TSR excess is more than -600 basis points but less than 0 basis points, or more than 0 basis points but less than +600 bps, the percentage of the Relative TSR LTIP Units earned will be determined using linear interpolation as between those tiers, respectively.
If the Valuation Date is the effective date of a Change of Control or a termination of the Advisor for any reason (i.e., with or without cause), then calculations relating to the number of Award LTIP Units earned pursuant to the 2018 OPP will be performed based on actual performance as of  (and including) the effective date of the Change of Control or termination (as applicable) based on the performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.

The award of LTIP Units under the 2018 OPP is administered by the compensation committee of the Company’s board of directors, provided that any of the compensation committee’s powers can be exercised instead by the board if the board so elects. Following the Valuation Date, the compensation committee is responsible for determining the number of Absolute TSR LTIP Units and Relative TSR LTIP Units earned, as calculated by an independent consultant engaged by the compensation committee and as approved by the compensation committee in its reasonable and good faith discretion. The compensation committee also must approve the transfer of any Absolute TSR LTIP Units and Relative TSR LTIP Units (or OP Units into which they may be converted in accordance with the terms of the agreement of limited partnership of the OP).
LTIP Units earned as of the Valuation Date will also become vested as of the Valuation Date. Any LTIP Units that are not earned and vested after the Compensation Committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the Valuation Date.
The rights of the Advisor as the holder of the LTIP Units are governed by the terms of the LTIP Units contained in the agreement of limited partnership of the OP. The agreement of limited partnership of the OP was amended in July 2018 in connection with the execution of the 2018 OPP to reflect the issuance of LTIP Units thereunder and to make certain clarifying and ministerial revisions, but these amendments did not alter the terms of the LTIP Units established in connection with the Company’s entry into the 2015 OPP in June 2015.
During the third quarter of 2018, the OP made a distribution to the Advisor totaling approximately $0.1 million, representing the amount that would have been paid with respect to the Award LTIP Units after June 2, 2018, the effective date of the 2018 OPP but prior to July 19, 2018.
2015 OPP
In connection with the Listing, the Company entered into the 2015 OPP with the OP and the Advisor. Under the OPP, the Advisor was issued 3,013,933 LTIP Units in the OP with a maximum award value on the issuance date equal to 5.00% of the Company’s market capitalization (the “OPP Cap”).
Under the 2015 OPP, the Advisor was eligible to earn a number of LTIP Units with a value equal to a portion of the OPP Cap upon the first, second and third anniversaries of June 2, 2015, the date of the Listing, based on the Company’s achievement of certain levels of absolute TSR and the amount by which the Company’s absolute TSR exceeded the average TSR of a peer group, for the three-year performance period commencing on June 2, 2015; each 12-month period during the three years thereafter; and the initial 24-month period thereafter.
One third of any earned LTIP Units were to vest, subject to the Advisor’s continued service through each vesting date, on each of the third, fourth and fifth anniversaries of June 2, 2015. Because no performance goals under the 2015 OPP were achieved, no LTIP Units issued under the 2015 OPP were earned and all LTIP Units issued under the 2015 OPP were automatically forfeited without the payment of any consideration by the Company or the OP, effective as of June 2, 2018.
Property Manager
Pursuant to property management agreements with our Property Manager, the Property Manager provides property management and leasing services for properties owned by the Company, for which the Company pays fees equal to: (i) with respect to stand-alone, single-tenant net leased properties which are not part of a shopping center, 2.0% of gross revenues from the properties managed and (ii) with respect to all other types of properties, 4.0% of gross revenues from the properties managed.
For services related to overseeing property management and leasing services provided by any person or entity that is not an affiliate of the Property Manager, the Company pays the Property Manager an oversight fee equal to 1.0% of gross revenues of the property managed. This oversight fee is no longer applicable to 12 of the Company’s properties which became subject to a separate property management and leasing agreement with the Property Manager in October 2017 (the “12-Property PMLA”) on otherwise identical terms to our then effective primary property and management leasing agreement (the “Primary PMLA”), which remained applicable to all other properties.

In February 2019, the Company entered into an amendment to the Primary PMLA, following which it continues to have a one-year term that is automatically extended for an unlimited number of successive one-year terms unless terminated by either party upon notice. Under the Primary PMLA prior to this amendment, either the Company or the Property Manager could terminate upon 60 days’ written notice prior to end of the applicable term. Following this amendment, either the Company or the Property Manager may terminate the Primary PMLA at any time upon at least 12 months’ prior written notice. The 12-Property PMLA was not similarly amended.
Solely with respect to the Company’s investments in properties located in Europe, prior to the effectiveness of the termination of the Former Service Provider in March 2018, the Former Service Provider received, from the Property Manager, a portion of the fees payable to the Property Manager equal to: (i) with respect to single-tenant net leased properties which are not part of a shopping center, 1.75% of the gross revenues from such properties and (ii) with respect to all other types of properties, 3.5% of the gross revenues from such properties. The Property Manager was paid 0.25% of the gross revenues from European single-tenant net leased properties which are not part of a shopping center and 0.5% of the gross revenues from all other types of properties, reflecting a split of the oversight fee with the Former Service Provider.
During the year ended December 31, 2018, $5.0 million of property management fees and no oversight fees were incurred, and no property management fees were forgiven.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement with AFIN. Pursuant to the allocation agreement, each opportunity to acquire one or more domestic office or industrial properties will be presented first to us, and each opportunity to acquire one or more domestic retail or distribution properties will be presented first to AFIN, and will be presented to us only after AFIN has determined not to acquire the property.
Indemnification Obligations
We have entered into an indemnification agreement with each of our directors and officers, certain former directors and officers, the Advisor and certain of its affiliates, providing for indemnification and advancement of expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law. Through the date of this Proxy Statement, we have reimbursed the Advisor for approximately $1.1 million with respect to litigation expenses incurred by the Advisor in connection with the litigation related to the termination of the Former Service Provider, and we may be required to pay additional amounts with respect to similar expenses in the future.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

Certain Conflict Resolution Procedures
Every transaction that we enter into with our Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate of our Advisor in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.
Our conflicts committee reviews and evaluates all transactions and conflict of interest situations involving our Advisor, AR Global, our directors, our officers and any of their respective affiliates, on the one hand, and us, on the other hand. Except with respect to the 2018 OPP and related matters, for which this function was performed by the compensation committee, the conflicts committee has determined that all our transactions with our Advisor, AR Global and their respective affiliates during the period commencing on January 1, 2018 and ending on the date of this Proxy Statement were fair to us, and in our best interest and the best interest of our stockholders. All these related party transactions were approved in accordance with the applicable Company policies consistent with the charter of the conflicts committee, and there were no other related party transactions during that period. See “Board of Directors, Executive Officers and Corporate Governance — Conflicts Committee.”

AUDIT COMMITTEE REPORT
The audit committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed with management Global Net Lease, Inc.’s audited financial statements as of and for the year ended December 31, 2018.
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Global Net Lease, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2018.
Audit Committee
P. Sue Perrotty (Chair)
Lee M. Elman
Abby M. Wenzel

PROPOSAL NO. 1 —
ELECTION OF DIRECTORS
Our Board of Directors is currently composed of six members, of which four are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, nor more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, two Class II directors will be elected to serve until our 2022 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Lee M. Elman and P. Sue Perrotty as nominees for election as Class II directors at the Annual Meeting, to serve until our 2022 Annual Meeting and until their successors are duly elected and qualify. Lee M. Elman and P. Sue Perrotty currently serve as Class II directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors. The election of each of Lee M. Elman and P. Sue Perrotty requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Lee M. Elman or P. Sue Perrotty will be unable to serve if elected. If, at the time of the Annual Meeting, Lee M. Elman or P. Sue Perrotty should become unable to serve, shares represented by proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy will be voted “FOR” a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LEE M. ELMAN AND P. SUE PERROTTY AS CLASS II DIRECTORS, TO SERVE, UNTIL THE COMPANY’S 2022 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 —
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019. PwC has audited our consolidated financial statements every year since the year ended December 31, 2014. PwC reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The aggregate fees billed (or expected to be billed) to us for professional services rendered by PwC, all of which have been approved by the audit committee, for and during the years ended December 31, 2018 and December 31, 2017, are as follows:
Audit Fees
Professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, issuance of a comfort letter and consents, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements in connection with the merger, and other audit services related to a statutory audit requirement. Aggregate fees for the years ended December 31, 2018 and December 31, 2017 were approximately $1.6 million and $1.5 million respectively.
Audit Related Fees
Audit and other assurance related services relating to individual real estate properties that are required under local tax law. Aggregate fees for the year ended December 31, 2018 and December 31, 2017 were $84,400 and $37,000, respectively.
Tax Fees
There were no tax fees billed for the years ended December 31, 2018 and December 31, 2017.
All Other Fees
There were no other fees billed for the years ended December 31, 2018 and December 31, 2017.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied.
In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and ten percent stockholders.
CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective on February 17, 2016 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Christopher J. Masterson. A waiver of the Code of Ethics for our chief executive officer, chief financial officer, chief accounting officer or controller may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a report on Form 8-K. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or general counsel and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponement or adjournment thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2020 Annual Meeting, the proposal must be received at our principal executive offices by 5:00 p.m., Eastern Time, on November 7, 2019. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for the 2020 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at the 2020 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 8, 2019 and ending at 5:00 p.m., Eastern Time, on November 7, 2019. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Global Net Lease, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Christopher J. Masterson

Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

GLOBAL NET LEASE, INC. 405 PARK AVE., 3RD FLOOR NEW YORK, NY 10022SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com/GNL or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E58760-P18707 GLOBAL NET LEASE, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees for Class II Directors: 1a. Lee M. Elman 1b. P. Sue Perrotty 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/GNL. E58761-P18707GLOBAL NET LEASE, INC.Annual Meeting of StockholdersApril 15, 2019 1:00 p.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder of Global Net Lease, Inc., a Maryland corporation (the "Company"), hereby appointsJames L. Nelson and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at66 E. 55th Street, New York, New York on April 15, 2019, commencing at 1:00 p.m., local time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" each of the Proposals, as more particularly described in theproxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side